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								 EXHIBIT 10.7
[LOGO]

BANK LEUMI USA
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Member FDIC

			       PROMISSORY NOTE
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 PRINCIPAL      LOAN DATE       MATURITY    LOAN NO     CALL    COLLATERAL   ACCOUNT   OFFICER   INITIALS
$600,000.00    02-05-1999      02-18-2003    8921      04A0       030        xxxxxxxx    KXA
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References in the shaded area are for lender's use only and do not limit the applicability of this document to any particular loan or item.
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

BORROWER: HEMACARE CORPORATION            LENDER: BANK LEUMI LE-ISRAEL, B.M.
	  4954 VAN NUYS BLVD., #201               8383 WILSHIRE BLVD. STE. 400
	  SHERMAN OAKS, CA 91403                  BEVERLY HILLS, CA 90211
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
PRINCIPAL AMOUNT:  $600,000   INITIAL RATE:  8.750%   DATE OF NOTE:  FEBRUARY 5, 1999

PROMISE TO PAY. HEMACARE CORPORATION ("BORROWER") PROMISES TO PAY TO BANK LEUMI USA ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF SIX HUNDRED THOUSAND & 00/100 DOLLARS ($600,000.00), TOGETHER WITH INTEREST ON THE UNPAID PRINCIPAL BALANCE FROM FEBRUARY 5, 1999, UNTIL PAID IN FULL.

PAYMENT. SUBJECT TO ANY PAYMENT CHANGES RESULTING FROM CHANGES IN THE INDEX, BORROWER WILL PAY THIS LOAN IN 48 PAYMENTS OF $14,938.75 EACH PAYMENT. BORROWER'S FIRST PAYMENT IS DUE MARCH 18, 1999, AND ALL SUBSEQUENT PAYMENTS ARE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. BORROWER'S FINAL PAYMENT WILL BE DUE ON FEBRUARY 18, 2003, AND WILL BE FOR ALL PRINCIPAL AND ALL ACCRUED INTEREST NOT YET PAID. PAYMENTS INCLUDE PRINCIPAL AND INTEREST. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.
Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collections costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the reference rate as established by Bank Leumi USA from time to time as its base rate. (the AIndex@). The Index is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. THE INDEX CURRENTLY IS 7.750%. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 1.000 PERCENTAGE POINT OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 8.750%. NOTICE:
Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (a) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date,
(b) increase Borrower's payments to cover accruing interest, (c) increase the number of Borrower's payments, and (d) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a MINIMUM INTEREST CHARGE OF $250.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by the Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 10 DAYS OF MORE LATE, Borrower will be charged 3.000% OF THE UNPAID PORTION OF THE REGULARLY SCHEDULED PAYMENT OF $25.000, WHICHEVER IS GREATER.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower has become insolvent, a receiver is appointed for any part of Borrower's property. Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days: or
(b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to product compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to
6.000 percentage points over the Index. Lender may hire or pay someone else to help collect this Note if Borrower does not pay.
 Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorney's fees and Lender's legal expenses whether or not there is a lawsuit, including attorney's fees and legal expense for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post- judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. THE NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF LOS ANGELES COUNTY, THE STATE OF CALIFORNIA. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

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 02-05-1999                        PROMISSORY NOTE                        Page 2
				     (Continued)
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PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE
PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE
PROVISIONS.  BORROWER AGREES TO THE TERMS OF THE NOTE AND
ACKNOWLEDGES RECEIPT OF A COMPLETE COPY OF THE NOTE.

BORROWER:

HEMACARE CORPORATION


x /s/ Sharon C. Kaiser                  x /s/ William D. Nicely
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  Authorized Officer                        Authorized Officer

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
[LOGO]
BANK LEUMI USA
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Member FDIC

			  DISBURSEMENT REQUEST AND AUTHORIZATION
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 PRINCIPAL      LOAN DATE       MATURITY    LOAN NO     CALL    COLLATERAL   ACCOUNT   OFFICER   INITIALS
$600,000.00    02-05-1999      02-18-2003    8921      04A0       030        xxxxxxxxx   KXA
---------------------------------------------------------------------------------------------------------
References in the shaded area are for lender's use only and do not limit the applicability of this document to any particular loan or item.
---------------------------------------------------------------------------------------------------------

BORROWER: HEMACARE CORPORATION            LENDER: BANK LEUMI LE-ISRAEL, B.M.
	  4954 VAN NUYS BLVD., #201               8383 WILSHIRE BLVD. STE. 400
	  SHERMAN OAKS, CA 91403                  BEVERLY HILLS, CA 90211
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LOAN TYPE.  This is a Variable Rate (1.000% over reference rate as established by Bank Leumi USA from time to time as its base rate., making an initial rate of 8.750%), Installment Loan to a Corporation for $600,000.00 due on February 18, 2003.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

   / /  PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR PERSONAL INVESTMENT

   /x/  BUSINESS (INCLUDING REAL ESTATE INVESTMENT)

SPECIFIC PURPOSE.  The specific purpose on this loan is ACQUISITION
COSTS.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $600,000.00 as follows:

    Amount paid to others on Borrower's behalf:     $600,000.00
    $600,000.00 DISBURSE AS REQUESTED
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    NOTE PRINCIPAL:                                 $600,000.00

CHARGES PAID IN CASE. Borrower has paid or will pay in cash as agreed the following charges:

      PREPAID FINANCE CHARGES PAID IN CASH:         $  0.00
      OTHER CHARGES PAID IN CASH:                   $150.00
	    $150.00 Documentation Fee
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      TOTAL CHARGES PAID IN CASH:                   $150.00

AUTOMATIC PAYMENTS. Borrower hereby authorized Lender automatically to deduct from Borrower's account numbered 02-016606 the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate automatic Payments.

COSTS AND CHARGES.  Debit DDA #xx-xxxxxx for the fees shown above.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED FEBRUARY 5, 1999.


BORROWER:

HEMACARE CORPORATION


x /s/  Sharon C. Kaiser            x /s/ William D. Nicely
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    Authorized Officer                  Authorized Officer

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